Exhibit 99.1

Altair Announces First Quarter 2019 Financial Results

2019 First Quarter Software Product Revenue Increased 15% year-over-year

TROY, Mich. – May 9, 2019 – Altair (Nasdaq:ALTR), a global technology company providing solutions in product development, high-performance computing and data intelligence, today released its financial results for the first quarter ended March 31, 2019.

“Altair delivered an excellent first quarter, with financial results above guidance,” said James Scapa, founder, chairman and chief executive officer. “We look forward to continued success throughout 2019 as we expand our footprint within our user base, industries and geographies. Our simulation-centric portfolio for design, data, cloud and AI is uniquely positioned for growth as these technologies converge.”

First Quarter 2019 Financial Highlights

•	Software product revenue was $103.3 million.

•

Non-GAAP software product revenue was $105.5 million. Non-GAAP software product revenue includes revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

•	Total revenue was $127.9 million.

•

Non-GAAP total revenue was $130.1 million. Non-GAAP total revenue includes revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

•	Net income was $13.0 million. Diluted net income per share was $0.17 based on 76.7 million diluted weighted average common shares outstanding.

•

Adjusted EBITDA was $24.0 million. Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as determined by management.

•

Modified Adjusted EBITDA was $26.2 million. Modified Adjusted EBITDA represents Adjusted EBITDA adjusted for revenue not recognized under GAAP due to acquisition accounting adjustments associated with the accounting for deferred revenue in significant business combinations.

•

Non-GAAP net income was $20.2 million. Non-GAAP diluted net income per share was $0.26 based on 77.7 million non-GAAP diluted common shares outstanding. Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, non-recurring adjustments, revenue not recognized under GAAP due to acquisition accounting and certain tax adjustments.

•	Free cash flow, which consists of cash flow from operations less capital expenditures, was $20.7 million.

Business Outlook

Based on information available as of today, Altair is issuing guidance for the second quarter and full year 2019.

	Second Quarter 2019			Full Year 2019
Software Product Revenue	$83.0	to	$85.0	$373.0	to	$377.0
Non-GAAP Software Product Revenue	$85.2		$87.2	$382.0		$386.0
Total Revenue	$106.0		$108.0	$470.0		$474.0
Non-GAAP Total Revenue	$108.2		$110.2	$479.0		$483.0
Net (Loss) Income	$(2.9)		$(0.9)	$14.6		$18.6
Non-GAAP Net Income	$5.6		$7.6	$47.8		$51.8
Adjusted EBITDA	$3.8		$5.8	$53.0		$57.0
Modified Adjusted EBITDA	$6.0		$8.0	$62.0		$66.0

(All figures in millions)

Conference Call Information

What:	Altair’s First Quarter 2019 Financial Results Conference Call

When:	Thursday, May 9, 2019

Time:	4:30 p.m. ET

Live Call:	(866) 754-5204, Domestic

(636) 812-6621, International

Replay:	(855) 859-2056, Conference ID 6894064, Domestic

(404) 537-3406, Conference ID 6894064, International

Webcast:	http://investor.altair.com (live & replay)

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Non-GAAP Software Product Revenue, Non-GAAP Total Revenue, Adjusted EBITDA, Modified Adjusted EBITDA, Non-GAAP Net Income, Non-GAAP Net Income Per Share and Free Cash Flow.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair is a global technology company that provides software and cloud solutions in the areas of product design and development, high-performance computing (HPC) and data intelligence. Altair enables organizations across broad industry segments to compete more effectively in a connected world while creating a more sustainable future. To learn more, please visit www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the second quarter and full year 2019, statements regarding our anticipated success, expected expansion of our footprint, positioning for growth and convergence of technologies, and our reconciliations of projected non-GAAP financial measures. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Investor and Media Relations

Dave Simon

Altair

248-614-2400 ext. 332

pr@altair.com

Altair Engineering Inc. and Subsidiaries

Consolidated Balance Sheets

(unaudited)

	March 31, 2019	December 31, 2018
(In thousands)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$39,771	$35,345
Accounts receivable, net	88,358	96,803
Inventory, net	3,389	1,964
Income tax receivable	8,137	4,431
Prepaid expenses and other current assets	15,976	15,491

Total current assets	155,631	154,034
Property and equipment, net	33,524	30,153
Operating lease right of use assets	29,892	—
Goodwill	210,714	210,532
Other intangible assets, net	68,469	69,836
Deferred tax assets	1,978	1,373
Other long-term assets	18,658	17,288

TOTAL ASSETS	$518,866	$483,216

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$453	$331
Accounts payable	6,569	8,357
Accrued compensation and benefits	28,643	31,740
Current portion of operating lease liabilities	9,464	—
Other accrued expenses and current liabilities	31,910	27,565
Deferred revenue	66,030	59,765

Total current liabilities	143,069	127,758
Long-term debt, net of current portion	15,686	31,417
Operating lease liabilities, net of current portion	21,744	—
Deferred revenue, non-current	6,511	6,754
Other long-term liabilities	27,811	28,153

TOTAL LIABILITIES	214,821	194,082

Commitments and contingencies
MEZZANINE EQUITY	2,352	2,352
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 38,760 and 38,349 shares as of March 31, 2019 and December 31, 2018, respectively	4	4
Class B common stock, authorized 41,203 shares, issued and outstanding 32,171 and 32,171 shares as of March 31, 2019 and December 31, 2018, respectively	3	3
Additional paid-in capital	381,159	379,832
Accumulated deficit	(68,986)	(82,005)
Accumulated other comprehensive loss	(10,487)	(11,052)

TOTAL STOCKHOLDERS’ EQUITY	301,693	286,782

TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$518,866	$483,216

Altair Engineering Inc. and Subsidiaries

Consolidated Statements of Operations

(Unaudited)

	Three Months Ended March 31,
(in thousands, except per share data)	2019	2018
Revenue
License	$76,621	$66,935
Maintenance and other services	26,670	22,734

Total software	103,291	89,669
Software related services	9,772	9,473

Total software and related services	113,063	99,142
Client engineering services	12,050	12,080
Other	2,746	2,035

Total revenue	127,859	113,257

Cost of revenue
License *	5,821	3,730
Maintenance and other services *	8,531	7,192

Total software	14,352	10,922
Software related services	6,518	6,709

Total software and related services	20,870	17,631
Client engineering services	9,800	10,200
Other	2,215	1,211

Total cost of revenue	32,885	29,042

Gross profit	94,974	84,215
Operating expenses:
Research and development*	27,516	22,703
Sales and marketing*	26,451	18,627
General and administrative*	20,329	16,990
Amortization of intangible assets	3,528	1,940
Other operating income	(617)	(2,191)

Total operating expenses	77,207	58,069

Operating income	17,767	26,146
Interest expense	270	16
Other expense (income), net	390	(900)

Income before income taxes	17,107	27,030
Income tax expense	4,088	2,346

Net income	$13,019	$24,684

Income per share:
Net income per share attributable to common stockholders, basic	$0.18	$0.39
Net income per share attributable to common stockholders, diluted	$0.17	$0.34
Weighted average shares outstanding:
Weighted average number of shares used in computing net income per share, basic	70,786	63,638
Weighted average number of shares used in computing net income per share, diluted	76,720	72,390

*	Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three Months Ended March 31,
	2019	2018
Cost of revenue – software	$64	$8
Research and development	358	47
Sales and marketing	462	41
General and administrative	328	120

Total stock-based compensation expense	$1,212	$216

Altair Engineering Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Unaudited)

	Three Months Ended March 31,
(In thousands)	2019	2018
OPERATING ACTIVITIES:
Net income	$13,019	$24,684
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,194	3,543
Provision for bad debt	120	65
Stock-based compensation expense	1,212	216
Deferred income taxes	(654)	271
Other, net	4	(7)
Changes in assets and liabilities:
Accounts receivable	7,678	4,492
Prepaid expenses and other current assets	(5,755)	(1,091)
Other long-term assets	(1,516)	116
Accounts payable	(1,792)	510
Accrued compensation and benefits	(2,815)	(1,560)
Other accrued expenses and current liabilities	4,093	(3,545)
Operating lease right-of-use assets and liabilities, net	286	—
Deferred revenue	6,241	(1,005)

Net cash provided by operating activities	25,315	26,689

INVESTING ACTIVITIES:
Capital expenditures	(4,583)	(1,684)
Payments for acquisition of developed technology	(344)	(353)
Payments for acquisition of businesses, net of cash acquired	—	(1,199)
Other investing activities, net	2	23

Net cash used in investing activities	(4,925)	(3,213)

FINANCING ACTIVITIES:
Payments on revolving commitment	(68,395)	—
Borrowings under revolving commitment	52,289	—
Proceeds from the exercise of stock options	458	302
Payments for initial public offering costs	—	(186)
Other financing activities	(119)	(111)

Net cash (used in) provided by financing activities	(15,767)	5

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(176)	495

Net increase in cash, cash equivalents and restricted cash	4,447	23,976
Cash, cash equivalents and restricted cash at beginning of year	35,685	39,578

Cash, cash equivalents and restricted cash at end of period	$40,132	$63,554

Supplemental disclosure of cash flow:
Interest paid	$225	$10
Income taxes paid	$2,327	$2,143
Supplemental disclosure of non-cash investing and financing activities:
Finance leases	$488	$565
Property and equipment in accounts payable	$295	$736

Financial Results

The following table provides a reconciliation of Non-GAAP net income and Non-GAAP diluted income per share to net income and income per share - diluted, the most comparable GAAP financial measures (in thousands, except per share amounts):

	(Unaudited)
	Three Months Ended March 31,
	2019	2018
Net income	$13,019	$24,684
Stock-based compensation expense	1,212	216
Amortization of intangible assets	3,528	1,940
Acquisition related deferred revenue (1)	2,250	—
Special adjustments (2)	228	(1,152)
Income tax effect of non-GAAP adjustments (3)	(54)	—

Non-GAAP net income	$20,183	$25,688

Income per share - diluted	$0.17	$0.34
Non-GAAP income per share - diluted	$0.26	$0.35

GAAP diluted shares outstanding:	76,720	72,390

Non-GAAP diluted shares outstanding:	77,700	72,800

(1)	Represents revenue not recognized under GAAP due to acquisition accounting adjustment associated with the accounting for deferred revenue in significant business combinations.
(2)

Includes an impairment charge for royalty contracts resulting in $0.2 million and $0.9 million of expense for the three months ended March 31, 2019 and 2018, respectively. Includes a non-recurring adjustment for a change in estimated legal expenses resulting in $2.0 million of income for the three months ended March 31, 2018.

(3)	The income tax effect of non-GAAP adjustments for 2018 is affected by the U.S. valuation allowance.

The following table provides a reconciliation of Adjusted EBITDA and Modified Adjusted EBITDA to net income, the most comparable GAAP financial measure (in thousands):

	(Unaudited)
	Three Months Ended March 31,
	2019	2018
Net income	$13,019	$24,684
Income tax expense	4,088	2,346
Stock-based compensation expense	1,212	216
Interest expense	270	16
Interest income and other(1)	201	(1,255)
Depreciation and amortization	5,194	3,543

Adjusted EBITDA	$23,984	$29,550

Acquisition related deferred revenue (2)	$2,250	$—

Modified Adjusted EBITDA	$26,234	$29,550

(1)

Includes an impairment charge for royalty contracts resulting in $0.2 million and $0.9 million of expense for the three months ended March 31, 2019 and 2018, respectively. Includes a non-recurring adjustment for a change in estimated legal expenses resulting in $2.0 million of income for the three months ended March 31, 2018.

(2)	Represents revenue not recognized under GAAP due to acquisition accounting adjustment associated with the accounting for deferred revenue in significant business combinations.

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure (in thousands):

	(Unaudited)
	Three Months Ended March 31,
	2019	2018
Net cash provided by operating activities	$25,315	$26,689
Capital expenditures	(4,583)	(1,684)

Free cash flow	$20,732	$25,005

Business Outlook

The following table provides a reconciliation of projected Non-GAAP net income to projected net (loss) income, the most comparable GAAP financial measure (in thousands):

	(Unaudited)
	Three months ending June 30, 2019		Year ending December 31, 2019
	low	high	low	high
Net (loss) income	$(2,900)	$(900)	$14,600	$18,600
Stock-based compensation expense	2,000	2,000	7,000	7,000
Amortization of intangible assets	3,800	3,800	15,200	15,200
Software licenses deferred revenue fair value adjustment (1)	2,200	2,200	9,000	9,000
Non-recurring adjustments	500	500	2,000	2,000

Non-GAAP net income	$5,600	$7,600	$47,800	$51,800

(1)	Adjustments for revenue not recognized under GAAP due to acquisition accounting adjustment associated with the accounting for deferred revenue in significant business combinations.

The following table provides a reconciliation of projected Adjusted EBITDA to projected net (loss) income, the most comparable GAAP financial measure (in thousands):

	(Unaudited)
	Three months ending June 30, 2019		Year ending December 31, 2019
	low	high	low	high
Net (loss) income	$(2,900)	$(900)	$14,600	$18,600
Income tax expense	(1,000)	(1,000)	7,200	7,200
Stock-based compensation expense	2,000	2,000	7,000	7,000
Interest expense	—	—	—	—
Depreciation and amortization	5,200	5,200	22,200	22,200
Interest income and other non-recurring adjustments	500	500	2,000	2,000

Adjusted EBITDA	$3,800	$5,800	$53,000	$57,000

Software licenses deferred revenue fair value adjustment (1)	2,200	2,200	9,000	9,000

Modified Adjusted EBITDA	$6,000	$8,000	$62,000	$66,000

(1)	Adjustments for revenue not recognized under GAAP due to acquisition accounting adjustment associated with the accounting for deferred revenue in significant business combinations.

The following table provides a reconciliation of Non-GAAP Total Revenue to Total Revenue, the most comparable GAAP financial measure (in millions):

	(Unaudited)
	Three months ending June 30, 2019		Year ending December 31, 2019
	low	high	low	high
Total Revenue (GAAP)	$106.0	$108.0	$470.0	$474.0
Software licenses deferred revenue fair value adjustment (1)	2.2	2.2	9.0	9.0

Non-GAAP Total Revenue	$108.2	$110.2	$479.0	$483.0

(1)	Adjustments for revenue not recognized under GAAP due to acquisition accounting adjustment associated with the accounting for deferred revenue in significant business combinations.

The following table provides a reconciliation of Non-GAAP Software Product Revenue to Total Software Product Revenue, the most comparable GAAP financial measure (in millions):

	(Unaudited)
	Three months ending June 30, 2019		Year ending December 31, 2019
	low	high	low	high
Total Software Product Revenue (GAAP)	$83.0	$85.0	$373.0	$377.0
Software licenses deferred revenue fair value adjustment (1)	2.2	2.2	9.0	9.0

Non-GAAP Total Software Product Revenue	$85.2	$87.2	$382.0	$386.0

(1)	Adjustments for revenue not recognized under GAAP due to acquisition accounting adjustment associated with the accounting for deferred revenue in significant business combinations.